EXHIBIT 32


                        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                           AS ADOPTED PURSUANT TO
                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C.1350), the undersigned, Robert Danvers, Chief Executive and Chief Financial Officer of Infotec Business Systems, Inc. (the Company) has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the quarter ended July 31, 2003 (the Report).

         The undersigned certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the 12th day of September 2003.



                                                  /s/ Robert Danvers
                                                  ----------------------
                                                  Name: Robert Danvers
                                                  Title: Chief Executive
                                        Officer, Chief Financial Officer